Segment Reporting	12 Months Ended
Dec. 31, 2024
Segment Reporting [Abstract]
Segment Reporting
(18)	Segment Reporting

The Company's reportable segment is determined by the Chief Executive Officer, who is designated the chief operating decision maker, based upon information provided about the Company's products and services offered, primarily banking operations. Consolidated net income of the company is the primary performance metric utilized by the CODM.  The segment is also distinguished by the level of information provided to the chief operating decision maker, who uses such information to review performance of various components of the business, which are then aggregated if operating performance, products/services, and customers are similar. The chief operating decision maker will evaluate the financial performance of the Company's business components such as by evaluating revenue streams, significant expenses, and budget to actual results in assessing the Company's segment and in the determination of allocating resources.

The chief operating decision maker uses revenue streams to evaluate product pricing and significant expenses to assess performance and evaluate return on assets. Loans, investments, and deposits provide the revenues in the banking operation. Interest expense, provisions for credit losses, and compensation provide the significant expenses in the banking operation. While the Company has assigned certain management responsibilities by region and business line, the Company’s chief decision-maker monitors and evaluate financial performance on a Company-wide basis. The majority of the Company’s revenue is from the business of banking and the Company’s assigned regions have similar economic characteristics, products, services and customers. Accordingly, all of the Company’s operations are considered by management to be aggregated in one reportable operating segment. All operations are domestic.